July 25, 2024 2024 Second Quarter Conference Call EXHIBIT 99.2

2 2 This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding: our plans, strategies and objectives for future operations; any projections of financial items including projections as to guidance and other outlook information; future operations expenditures; our ability to enter into, renew and/or perform commercial contracts; the spot market; our current work continuing; visibility and future utilization; our protocols and plans; energy transition or energy security; our spending and cost management efforts and our ability to manage changes; oil price volatility and its effects and results; our ability to identify, effect and integrate mergers, acquisitions, joint ventures or other transactions, including the integration of the Alliance acquisition and any subsequently identified legacy issues with respect thereto; developments; any financing transactions or arrangements or our ability to enter into such transactions or arrangements; our sustainability initiatives; future economic conditions or performance; our share repurchase program or execution; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to market conditions and the demand for our services; volatility of oil and natural gas prices; results from mergers, acquisitions, joint ventures or similar transactions; results from acquired properties; our ability to secure and realize backlog; the performance of contracts by customers, suppliers and other counterparties; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; the effectiveness of our sustainability initiatives and disclosures; human capital management issues; complexities of global political and economic developments; geologic risks; and other risks described from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by law. INTRODUCTION Forward-Looking Statements

At Helix, our purpose is to enable energy transition through: Maximizing Existing Reserves Enhancing remaining production from existing oil and gas wells Lowering Decommissioning Costs Restoring the seabed in an environmentally safe manner Offshore Renewables & Wind Farms Transitioning our energy economy to a sustainable model

4 4 • Executive Summary (pg. 5) • Operational Highlights (pg. 8) • Key Financial Metrics (pg. 13) • 2024 Outlook (pg. 15) • Non-GAAP Reconciliations (pg. 20) • Questions and Answers PRESENTATION OUTLINE Agenda

5 Executive Summary

6 6 EXECUTIVE SUMMARY Summary of Results ($ in millions, except per share amounts, unaudited) Three Months Ended 6/30/24 6/30/23 3/31/24 6/30/24 6/30/23 Revenues 365 $ 309 $ 296 $ 661 $ 559 $ Gross profit 75 $ 55 $ 20 $ 95 $ 71 $ 21% 18% 7% 14% 13% Net income (loss) 32 $ 7 $ (26) $ 6 $ 2 $ Basic and diluted earnings (loss) per share 0.21 $ 0.05 $ (0.17) $ 0.04 $ 0.01 $ Adjusted EBITDA1 Business segments 110 $ 88 $ 57 $ 166 $ 134 $ Corporate, eliminations and other (13) (16) (10) (23) (27) Adjusted EBITDA1 $ 71 97 $ 47 $ 144 $ 106 $ Cash and cash equivalents 275 $ 183 $ 324 $ 275 $ 183 $ Net Debt1 $ 78 44 $ (6) $ 44 $ 78 $ Cash flows from operating activities2 $ 32 (12) $ 64 $ 52 $ 26 $ Free Cash Flow1,2 $ 30 (16) $ 61 $ 45 $ 19 $ Six Months Ended 1 Adjusted EBITDA, Net Debt and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below 2 Cash flows from operating activities and Free Cash Flow include $58 million of the $85 million Alliance earn-out paid in cash during Q2 2024 Amounts may not add due to rounding

7 7 Financial Results • Net income of $32 million, $0.21 per diluted share • Adjusted EBITDA1 of $97 million • Operating cash flows2 of $(12) million • Free Cash Flow1,2 of $(16) million Financial Condition at June 30, 2024 • Cash and cash equivalents4 of $275 million • Liquidity4 of $370 million • Long-term debt5 of $319 million • Net Debt1 of $44 million • Settlement of Alliance earn-out in April of $85 million Operations • Successful initial deployment of the Riserless Openwater Abandonment Module (ROAM) in Australia • Strong results in Robotics, Well Intervention and Production Facilities EXECUTIVE SUMMARY Second Quarter 2024 Highlights 1 Adjusted EBITDA, Free Cash Flow and Net Debt are non-GAAP financial measures; see non-GAAP reconciliations below 2 Cash flows from operating activities and Free Cash Flow include $58 million of the $85 million Alliance earn-out paid in cash during Q2 2024 3 Revenue percentages net of intercompany eliminations 4 Liquidity is calculated as the sum of cash and cash equivalents and availability under Helix’s ABL facility; on April 3, 2024, cash and cash equivalents and Liquidity declined by $85 million with the payment of the Alliance earn-out 5 Long-term debt is presented net of unamortized discounts and deferred issuance costs Production Maximization 41% Decommissioning 44% Renewables 14% Other 1% Revenue By Market Strategy3 Quarter Ended June 30, 2024

8 Operational Highlights

OPERATIONAL HIGHLIGHTS

Segment Results

($ in millions, unaudited)	Three Months Ended			Six Months Ended	
	6/30/24	6/30/23	3/31/24	6/30/24	6/30/23
Revenues					
Well Intervention	$ 225	$ 154	$ 216	$ 441	$ 297
Robotics	81	70	50	132	119
Shallow Water Abandonment	51	76	27	78	126
Production Facilities	25	23	24	50	44
Intercompany eliminations	(17)	(15)	(22)	(39)	(27)
Total	$ 365	$ 309	$ 296	$ 661	$ 559
Gross profit (loss) %					
Well Intervention	$ 34 *15%*	$ 7 *5%*	$ 23 *11%*	$ 57 *13%*	$ 3 *1%*
Robotics	31 *38%*	20 *28%*	8 *16%*	39 *30%*	27 *22%*
Shallow Water Abandonment	2 *3%*	21 *28%*	(10) *(36)%*	(8) *(10)%*	28 *23%*
Production Facilities	10 *39%*	9 *37%*	(1) *(5)%*	9 *17%*	14 *33%*
Eliminations and other	(1)	(1)	(1)	(1)	(2)
Total	$ 75 *21%*	$ 55 *18%*	$ 20 *7%*	$ 95 *14%*	$ 71 *13%*
Utilization					
Well Intervention vessels	94%	84%	90%	92%	82%
Robotics vessels	97%	96%	74%	86%	94%
Robotics assets (ROVs and trenchers)	76%	58%	58%	67%	57%
Shallow Water Abandonment vessels	58%	78%	41%	49%	68%
Shallow Water Abandonment systems	27%	81%	26%	27%	74%

Second Quarter Utilization

Well Intervention

- Fleet utilization 94%
  - 82% in the GOM
  - 100% in the North Sea and Asia Pacific
  - 99% in Brazil
- 15K IRS 35% utilized in the GOM; ROAM 46% utilized on the *Q7000*; 10K IRS 100% utilized on third-party vessel offshore Australia

Production Facilities

- *Helix Producer I* operated at full rates

Robotics

- 528 chartered vessel days (97% utilization)
- 232 integrated vessel trenching days
- ROV and trencher utilization 76%

Shallow Water Abandonment

- 59% liftboat, offshore supply vessel (OSV) and crewboat combined utilization
- 53% diving support vessel (DSV) utilization
- 46% utilization on the *Epic Hedron* heavy lift barge
- 632 days, or 27%, combined utilization on 20 plug and abandonment (P&A) systems and six coiled tubing (CT) systems

Amounts may not add due to rounding

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10 10 OPERATIONAL HIGHLIGHTS Well Intervention Utilization • Q5000 (GOM) – 81% utilized in Q2; completed multi-well production enhancement and abandonment campaign for Shell and performed production enhancement project for another customer utilizing the 15K IRS; vessel incurred short gap between customers • Q4000 (GOM) – 82% utilized in Q2; worked for four customers performing production enhancement operations on six wells; vessel incurred short gap between customers • Well Enhancer (North Sea) – 100% utilized in Q2; completed a three-well production enhancement campaign for one customer; commenced a multi-well enhancement and decommissioning campaign for another customer • Seawell (Mediterranean, North Sea) – 100% utilized in Q2; completed the western Mediterranean decommissioning campaign; vessel returned to the North Sea and commenced a production enhancement project for another customer • Q7000 (Australia) – 100% utilized in Q2; completed multi-well decommissioning campaign for Cooper Energy before commencing a two-well decommissioning program for another customer • Siem Helix 1 (Brazil) – 100% utilized in Q2; completed decommissioning scopes on seven wells for Trident Energy • Siem Helix 2 (Brazil) – 98% utilized in Q2; performed decommissioning scopes on one well and production enhancement scopes on two wells for Petrobras • 15K IRS – 35% utilized during Q2 • 10K IRS – one system 100% utilized for a contract in Australia • ROAM – 46% utilized in Australia on the Q7000

11 11 OPERATIONAL HIGHLIGHTS Robotics Utilization 370 376 332 295 435 506 463 333 528 81 176 160 156 252 276 271 85 232 53% 66% 58% 56% 58% 67% 68% 58% 76% - 100 200 300 400 500 0% 10% 20% 30% 40% 50% 60% 70% 80% Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Vessel Days Integrated Vessel Trenching Days¹ ROV utilization (%)² 1 Trenching days represent integrated vessel trenching activities on Helix-chartered vessels except for stand-alone trenching operations on third-party vessels of 90 days and 58 days during Q1 2023 and Q2 2023, respectively 2 ROV utilization included 42, 40 and 39 work class ROVs during 2021, 2022 and 2023-2024, respectively, and four trenchers during 2021; IROV boulder grabs placed into service end of Q3 2022 and Q1 2024; two trenchers placed into service late Q4 2022 and one trencher removed from service Q1 2024 Utilization Days • Grand Canyon II (Asia Pacific) – 100% utilized in Q2; performed windfarm support work for various projects offshore Taiwan • Grand Canyon III (North Sea) – 82% utilized in Q2; completed installation of fuel-saving battery equipment early Q2 and worked remainder of quarter performing renewables and oil and gas trenching projects for three customers • Shelia Bordelon (GOM / US East Coast) – 98% utilized in Q2; performed various ROV support projects in the GOM; commenced mobilization and transit to US East Coast for windfarm support work • North Sea Enabler (North Sea) – 100% utilized in Q2; primarily performed renewables trenching as well as UXO identification and boulder removal work • Glomar Wave (North Sea) – 100% utilized in Q2; performed ROV support services for a renewables site clearance project • Spot Vessel – 91 days of utilization on the Siem Topaz during Q2; performed renewables trenching work offshore Taiwan • Trenching – 232 integrated vessel trenching days1 on renewables and oil and gas trenching projects on the Grand Canyon III, North Sea Enabler and Siem Topaz

12 12 OPERATIONAL HIGHLIGHTS Shallow Water Abandonment Utilization 1 Systems utilization includes six CT systems; 14 P&A systems during Q3 2022, 15 P&A systems from Q4 2022 to August 2023 and 20 P&A systems beginning September 2023 2 Liftboat utilization includes ten liftboats during Q3-Q4 2022 and nine liftboats beginning Q1 2023 Q2 activity levels reflect seasonal improvements to most asset classes; overall activity levels continue to be reflective of weaker Gulf of Mexico shelf market in 2024 Offshore • Liftboats – nine liftboats with combined utilization of 57% in Q2 performing make-safe, well abandonment, pipeline abandonment, CT, wireline, construction support, production support and dive support operations • OSVs – six OSVs and one crew boat with combined utilization of 62% in Q2 Energy Services • P&A Systems – 469 days utilization, or 26%, on 20 P&A systems in Q2 • CT Systems – 163 days utilization, or 30%, on six CT systems in Q2 Diving & Heavy Lift • Epic Hedron – 46% utilized in Q2 • DSVs – three DSVs with combined utilization of 53% in Q2

13 Key Financial Metrics

14 14 Total funded debt† of $328 million at 6/30/24 • $300 million Senior Notes due 2029 – 9.75% • $28 million MARAD Debt – 4.93% • Semi-annual amortization payments through maturity in Q1 2027 KEY FINANCIAL METRICS Debt Instrument Profile † Excludes $10 million of remaining unamortized debt discount and issuance costs $4 $9 $10 $5 $300 $0 $50 $100 $150 $200 $250 $300 2024 2025 2026 2027 2028 2029 Principal Payment Schedule at 6/30/24 ($ in millions) MARAD 2029 Senior Notes $254 $187 $332 $275 $(305) $(264) $(362) $(319) $305 $285 $431 $370 $22 $(75) $(30) $(44) ($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 Cash Long-term debt Liquidity Net Debt 12/31/21 12/31/22 12/31/23 6/30/24 Debt and Liquidity Profile at 6/30/24 ($ in millions) 1 Cash includes cash and cash equivalents but excludes restricted cash at December 31, 2021 of $74 million and December 31, 2022 of $3 million 2 Long-term debt net of debt issuance costs 3 Liquidity is calculated as the sum of cash and cash equivalents and available capacity under Helix’s ABL facility and excludes restricted cash 4 Net Debt is a non-GAAP financial measure; see non-GAAP reconciliations below 1 2 3 4

15 2024 Outlook

2024 OUTLOOK

Forecast

Key Financial Metrics

($ in millions)	2024 Outlook	2023 Actual
Revenues	$ 1,250 - 1,400	$ 1,290
Adjusted EBITDA[1]	270 - 330	273
Free Cash Flow[1,2]	90 - 125	134
Capital Additions[3]	60 - 80	90
Revenue Split:		
Well Intervention	$ 760 - 830	$ 733
Robotics	270 - 315	258
Shallow Water Abandonment	195 - 220	275
Production Facilities	90 - 100	88
Eliminations	(65)	(64)
Total Revenue	**$ 1,250 - 1,400**	**$ 1,290**

[1] Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below

[2] Free Cash Flow in 2024 includes $58 million paid in Q2 related to the Alliance acquisition earn-out

[3] Capital Additions include regulatory certification costs for our vessels and systems as well as other capital expenditures

Key Forecast Drivers

Our current outlook is based among other things on the following expected key drivers:

Well Intervention

- GOM – forecasted improved rates following completion of legacy commitment; *Q4000* Nigeria campaign beginning September 2024 following estimated 60-day mobilization
- North Sea – stable rates and lower utilization expected vs. 2023 with expected return to seasonal winter slowdown
- Brazil – continued legacy rates on *Siem Helix* vessels into Q4 2024 with expected higher costs in 2024; *Siem Helix 1* contracted at improved-rate 12-month extension with Trident beginning December 2024; *Siem Helix 2* ongoing contract with Petrobras through mid-December 2024
- *Q7000* expected to complete Australia campaign late Q3 2024 and commence Brazil campaign early 2025 following vessel transit, docking and acceptance periods

Robotics

- Anticipate continued strong renewables trenching and ROV markets

Shallow Water Abandonment

- Anticipate greater seasonal impact and overall softer Gulf of Mexico shelf decommissioning market compared to 2023

Production Facilities

- Ongoing Thunder Hawk production in 2024, Droshky production expected through end of 2024; *HPI* contracted at least through mid-2025

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17 17 2024 Capital additions are forecasted at approximately $60 – $80 million: • Capital additions during Q2 included approximately $13 million for regulatory certification costs for our vessels and systems, which are reported in operating cash flows, and approximately $4 million for capital expenditures • Capital additions during the remainder of 2024 are expected to be: • Approximately $15 – $25 million for regulatory recertification costs of our vessels and systems • Approximately $13 – $23 million for capital expenditures Alliance Earn-out • Alliance earn-out of $85 million paid in Q2: $58 million reported in operating cash flows and $27 million reported in financing cash flows Free Cash Flow1 • Free Cash Flow outlook includes $80 million of capital spending, $58 million of the Alliance earn-out, $24 million of cash interest, and cash taxes expected between $15 - $20 million • Expected seasonal impact on working capital Balance Sheet • Share repurchases in Q2 of approximately 0.5 million shares for $5 million; YTD repurchases of 0.9 million shares for $10 million; currently expect share repurchases of $20 - $30 million in 2024 under our share repurchase program • No significant debt maturities until 2029; semi-annual maturities of our MARAD debt with $4 million in Q3 2024 2024 OUTLOOK Capital Additions, Cash Flow & Balance Sheet 1 Free Cash Flow is a non-GAAP financial measure; see non-GAAP reconciliations below

18 18 WellIntervention • Q4000 (Gulf of Mexico / West Africa) – contracted work into Q3 followed by mobilization and transit to Nigeria for project expected to begin Q4 • Q5000 (Gulf of Mexico) – awarded work and good utilization expected prior to contracted work on Shell multi-year campaign expected mid-Q3 through mid-December 2024 • IRS rental units (Global) – 15K IRS contracted for a single well in Q3 and identified further opportunities; 10K IRS operating offshore Australia expected through Q4 2024; second IRS expected to be available in 2025 • Well Enhancer (North Sea) – contracted work through Q3 and expected seasonal slowdown during Q4 • Seawell (North Sea and Mediterranean) – contracted work through Q3 and expected seasonal slowdown during Q4 • Q7000 (Asia Pacific / Brazil) – Australia campaign expected through October; vessel subsequently scheduled to transit to Brazil for multi-well decommissioning contract expected to commence early 2025 • Siem Helix 1 (Brazil) – under decommissioning contract for Trident Energy offshore Brazil through late November 2025; expected 10-day maintenance period second half 2024 • Siem Helix 2 (Brazil) – contracted decommissioning and production enhancement work for Petrobras offshore Brazil through mid-December 2024 Shallow Water Abandonment • Liftboats – expect utilization on five to seven liftboats into Q4 • OSVs – expect utilization on four to six OSVs into Q4 • P&A Systems – expect utilization on six to 10 P&A systems into Q4 • CT Systems – expect utilization on one to three CT systems into Q4 • DSVs – expect utilization on all three diving vessels into Q4 • Epic Hedron – heavy lift barge expected seasonal utilization into Q4 Robotics • Grand Canyon II (Asia Pacific) – vessel expected to be fully utilized providing ROV support on renewables project offshore Taiwan through August and offshore Malaysia into December 2024 • Grand Canyon III (North Sea) – vessel resumed trenching mid-April and expected to remain nearly fully utilized on trenching scopes into December 2024 • Shelia Bordelon (US) – vessel working for renewables windfarm customer on US East Coast expected to continue through October; further spot opportunities identified for remainder of year • Siem Topaz (Taiwan) – vessel working on offshore windfarm project utilizing T1400-1 trencher and contracted to remain in Taiwan through end of trenching season in November • North Sea Enabler (North Sea) – vessel expected to remain fully utilized trenching for the remainder of the year • Glomar Wave (North Sea) – vessel under flexible charter with committed and optional days; vessel expected to complete renewables site clearance work end of Q3 and will pursue ROV support opportunities during Q4 • Trenchers (Global) – six trenchers with expected three ongoing working trencher spreads: two in the North Sea and one in Asia Pacific; remaining trenchers currently available in spot market • ROVs (Global) – expect strong utilization across ROV fleet in all three regions 2024 OUTLOOK Segments Outlook

19 19 We continue momentum on our Energy Transition business strategy: Production Maximization, Decommissioning and Renewables • Continued strong cash generation expected in this current environment • Annual maintenance capex anticipated to average approximately $70 – $80 million for foreseeable future Well Intervention • Q7000 under decommissioning contract with Shell in Brazil into Q4 2025 with options • Expect existing operations in Brazil continuing with incremental rate improvements: • Siem Helix 1 on contract with Trident in Brazil at improved rates in 2025 • Siem Helix 2 on contract with Petrobras through mid-December 2024 • Seawell and Well Enhancer expected seasonal utilization in the North Sea; winter North Sea utilization or campaigns in the Mediterranean Sea providing upside potential • Q4000 and Q5000 expected strong utilization in Gulf of Mexico and Nigeria contract on the Q4000 into 2025 Robotics • Anticipate continued strong renewables trenching market and deployment of T-1400-2 jet trencher • Expect continued renewables site clearance project opportunities and deployment of second boulder grab and second dedicated site-clearance chartered vessel, Trym • Vessel charter agreements provides vessel capacity • Expect continued tight ROV market Shallow Water Abandonment • Expect seasonal Gulf of Mexico shallow water decommissioning market • Demand upturn expected to follow recent operator bankruptcies Production Facilities • HP I contract through at least mid-2025 • Expect continued production on Thunder Hawk wells • HWCG contract through at least Q1 2026 Balance Sheet • Currently no significant debt maturities until 2029 • $120 million revolving credit facility in place through September 2026 • Expect continued execution of share repurchase program Beyond 2024

20 Non-GAAP Reconciliations

NON-GAAP RECONCILIATIONS

Non-GAAP Reconciliations

($ in thousands, unaudited)	Three Months Ended 6/30/24	Three Months Ended 6/30/23	Three Months Ended 3/31/24	Six Months Ended 6/30/24	Six Months Ended 6/30/23	Year Ended 12/31/23
Reconciliation from Net Income (Loss) to Adjusted EBITDA:						
Net income income (loss)	$ 32,289	$ 7,100	$ (26,287)	$ 6,002	$ 1,935	$ (10,838)
Adjustments:						
Income tax provision (benefit)	14,725	3,312	(1,698)	13,027	1,294	18,352
Net interest expense	5,891	4,228	5,477	11,368	8,415	17,338
Other expense, net	382	5,740	2,216	2,598	2,296	3,590
Depreciation and amortization	43,471	39,227	46,353	89,824	76,764	164,116
EBITDA	96,758	59,607	26,061	122,819	90,704	192,558
Adjustments:						
(Gain) loss on disposition of assets	-	-	150	150	(367)	(367)
Acquisition and integtation costs	-	309	-	-	540	540
Change in fair value of contingent consideration	-	10,828	-	-	14,820	42,246
Losses related to convertible senior notes	-	-	20,922	20,922	-	37,277
General provision (release) for current expected credit losses	137	548	(143)	(6)	689	1,149
Adjusted EBITDA	$ 96,895	$ 71,292	$ 46,990	$ 143,885	$ 106,386	$ 273,403
Free Cash Flow:						
Cash flows from operating activities	$ (12,164)	$ 31,501	$ 64,484	$ 52,320	$ 26,109	$ 152,457
Less: Capital expenditures, net of proceeds from asset sales and insurance recoveries	(3,989)	(1,255)	(3,242)	(7,231)	(7,555)	(18,659)
Free Cash Flow	$ (16,153)	$ 30,246	$ 61,242	$ 45,089	$ 18,554	$ 133,798
Net Debt:						
Long-term debt and current maturities of long-term debt	$ 318,629	$ 260,968	$ 318,164	$ 318,629	$ 260,968	$ 361,722
Less: Cash and cash equivalents and restricted cash	(275,066)	(182,651)	(323,849)	(275,066)	(182,651)	(332,191)
Net Debt	$ 43,563	$ 78,317	$ (5,685)	$ 43,563	$ 78,317	$ 29,531

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22 22 NON-GAAP RECONCILIATIONS Non-GAAP Definitions Non-GAAP Financial Measures We define EBITDA as earnings before income taxes, net interest expense, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude gains or losses on disposition of assets, acquisition and integration costs, gains or losses related to convertible senior notes, the change in fair value of contingent consideration and the general provision (release) for current expected credit losses, if any. We define Free Cash Flow as cash flows from operating activities less capital expenditures, net of proceeds from asset sales and insurance recoveries (related to property and equipment), if any. Net debt is calculated as long-term debt including current maturities of long-term debt less cash and cash equivalents and restricted cash. We use EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures. See reconciliation of the non-GAAP financial information presented in this press release to the most directly comparable financial information presented in accordance with GAAP. We have not provided reconciliations of forward-looking non-GAAP financial measures to comparable GAAP measures due to the challenges and impracticability with estimating some of the items without unreasonable effort, which amounts could be significant.

2023 Corporate Sustainability Report Sustainability continues to drive our business strategy and decision-making with a renewed focus on our commitment to energy security and participation in the world’s energy transition. Through maximizing existing reserves, decommissioning, and renewable energy support, our services lay the foundation for this transformation. Our 2023 Corporate Sustainability Report details our Greenhouse Gas Emissions and reduction targets and is designed to align and be guided by the Task Force for Climate-Related Financial Disclosure (TCFD) voluntary reporting framework, the Applicable Value Reporting Foundation’s Sustainability Accounting Standards Board (SASB) - Oil and Gas Services Standard, Institutional Shareholder Services (ISS), Sustainalytics and the Global Reporting Initiative (GRI). Read our 2023 Corporate Sustainability Report

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